UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                       OCTOBER 12, 2010 (OCTOBER 7, 2010)

                            INKSURE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                 000-24431              84-1417774
         --------                 ---------              ----------
(State or other jurisdiction     (Commission            (IRS Employer
    of incorporation)            File Number)         Identification No.)

         P.O. BOX 7006, AUDUBON, PENNSYLVANIA              19407
         ------------------------------------              -----
       (Address of principal executive offices)           (Zip Code)

                                + (972) 8936 5583
                                -----------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On October 7, 2010, Randy F. Rock resigned his position as a Director of InkSure Technologies Inc. (the "Company"). At the time of his resignation, Mr. Rock was a member of the Audit Committee of the Board of Directors. Mr. Rock explained in an email furnished to the Board of Directors that his resignation was due to his other business commitments requiring an extensive time commitment that could potentially harm his ability to provide adequate attention to the Company. The text of the email is filed as Exhibit 17.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit 17.1 - Text of Email Sent by Randy F. Rock to the Board of Directors of
               the Company on October 7, 2010.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INKSURE TECHNOLOGIES, INC.

Date: October 12, 2010

By: /s/ Tal Gilat
-----------------
Name: Tal Gilat
Title: President and Chief Executive Officer